Stock-based compensation (Policies)	12 Months Ended
Dec. 31, 2025
Stock-based Compensation
Stock-based compensation

Under the Company's equity incentive plan (the “Equity Incentive Plan”), selected participants are granted stock options (“Options”) and/or restricted share units (“RSUs”).

Each RSU represents the right to receive one common share upon completion of any applicable restricted period (vesting). RSUs are measured at fair value on the grant date. Such equity-settled share-based payment transactions are not remeasured after the grant date’s fair value has been determined. The RSU compensation expense is recognized on a straight-line basis over the vesting period using a graded amortization schedule, with a corresponding charge to share-based payment reserve capitalized as part of the cost of property, plant and equipment or deferred exploration and evaluation expenditure for those who are working directly on the project.

Compensation expense for RSUs incorporates an estimate for expected forfeiture rates based on historical forfeitures.

The fair value of share-based payments related to Options is measured at grant date and recognized over the period during which the options vest, at each financial position reporting date, the amount recognized as an expense is adjusted to reflect the actual number of shares issuable in respect of options that are expected to vest.

In situations where equity instruments are issued to non-employees and some or all of the goods or services received by the entity as consideration are identified but cannot be reliably measured, they are measured at the fair value of the share-based payment. Otherwise, share-based payments are measured at the fair value of the goods and services received.